Item 1: Report to Shareholders

Media & Telecommunications Fund	June 30, 2006

The views and opinions in this report were current as of June 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

The S&P 500 Stock Index provided a modest gain over the first half of the year, but media and telecommunications stocks outperformed the broad market, and your fund surpassed its key benchmarks. Stocks made strong progress in the first quarter before running into considerable turbulence in the second. A rally toward the end of June allowed the widely watched Dow Jones Industrial Average to remain above the 11,000 mark.

For the first half of 2006, your fund posted a solid return of 7.62% in a volatile environment, while 12-month performance was strong at 23.59%. Fund results exceeded those of both the unmanaged Standard & Poor’s 500 Index and the Lipper Telecommunications Funds Average over both periods due primarily to stock selection in media and telecommunications.

MARKET ENVIRONMENT

During the past six months, strength in telecommunication services, particularly domestic wireline providers, drove results in our area of the market. In the broad economy, the Federal Open Market Committee raised short-term interest rates during the period to 5.25% in its effort to prevent inflation from accelerating. Personal income and spending were both up 0.4% in May, indicating that inflation is persisting above the Fed’s comfort zone. The cost of labor is also rising, which is perhaps the most troubling pattern of all. The core consumer price index (which excludes food and energy) has posted three consecutive monthly increases of 0.3% and is tracking at an annualized rate of 3.5% over the past three months. Balancing these trends are signs that the economy is slowing from its torrid pace of the first quarter. Unsettling events in the Middle East and other global hot spots, coupled with persistently high energy prices that are likely to crimp demand, pose a threat to the global economy. Slower economic growth should eventually serve to relieve inflationary pressures, which would provide the Fed with the flexibility to curtail further rate increases, creating a more hospitable environment for stocks.

The media and telecommunications industries continue to undergo significant changes, driven by technological advancements, globalization, and changes in consumer behavior. The widespread adoption of broadband Internet service, wireless voice and data services, IP services including Voice over Internet Protocol (VoIP), storage devices such as digital video recorders and portable music and video devices, GPS navigation systems, and video game consoles is gaining momentum. Many traditional media companies are struggling, and we believe it is better to focus on companies that are adapting to and benefiting from these technological changes.

The major investment themes we are pursuing include the growth of mobile communication in both emerging markets and Canada; the development of a supporting infrastructure for mobile communication and data in the United States via wireless towers; growing global online advertising; the attractive positioning of outdoor advertising in the increasingly fragmented advertising market; the increasing global adoption of GPS navigation systems through mapping companies and hardware manufacturers; and a view that strong media brands and content companies will successfully serve their customers via various distribution channels.

Our investment process involves not only analyzing macro trends within our industries but also performing rigorous bottom-up analysis of the companies in which we choose to invest. Getting to know the management teams and their strategies for capital deployment, and comprehensive financial statement modeling and analysis are all crucial elements of successful investing. Finally, we will continue to pay close attention to the share price valuations of companies in which we invest our shareholders’ money.

PERFORMANCE REVIEW

Strong stock selection in media, including gaming stocks Wynn Resorts and International Game Technology, enhanced the fund’s relative performance. Wynn Resorts benefited from a successful launch of its signature Las Vegas casino and also from recognition of its development pipeline in Macau, a small island in the South China Sea and a major destination for millions of gamblers from mainland China where gambling is outlawed and a growing middle class continues to spend more time and money on leisure activities. We believe Wynn’s strong creative capability, its ability to execute, and its development pipeline in Macau and Las Vegas continue to be undervalued by the market, and we expect to be shareholders for the foreseeable future. (Please refer to our portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

Another positive contributor to fund results was the Internet sector where we benefited from good stock selection. Stocks within the group that contributed positively included Tencent Holdings, Baidu.com, and Google. All of these holdings serve as examples of the opportunities, as well as the challenges, of globalization in the media sector. In contrast to analog distribution, such as radio, TV stations, and cable systems, which are highly regulated, closed systems constrained by geographic boundaries and regulatory franchises, Internet companies compete in an open environment where innovation and quality of product are vital to success.

In order to succeed in this environment, a company must have strong product development and an innovative culture, must attract and retain top personnel, and must possess a financial model that allows for high returns while investing in both human and physical capital. Furthermore, once it builds a market-leading service, the company must relentlessly utilize its scale advantages to improve and innovate at a faster rate than its competition. Ultimately, successful implementation of this formula leads to high-value products for consumers and barriers to entry. It is a formula for success when combined with strong management and a solid financial model. We believe this formula is largely shared not only by the Internet holdings that contributed to results during the recent past but by all our Internet holdings as well.

In the case of Tencent Holdings, we had been encouraged by its dominant market share in instant messaging in China. Instant messaging is an area of technology with built-in barriers to entry since users can communicate only with those using the same application. As we examined the company, we learned it was led by a senior management team focused on strong product innovation and execution, as well as on long-term financial results. The company was gaining market share in the largest online market in all its core product categories—instant messaging, casual games, and a content portal. Furthermore, Tencent Holdings was demonstrating an ability to leverage its strength in one area into organic growth in related areas. The management team’s focus on long-term financial results was penalized by investors looking at the short term in the second half of 2005, as an investment in product development led to temporarily disappointing margins. During our due diligence process, however, we had gained appreciation for the company’s management, financial strength, and capital allocation, and we took the opportunity to build a material ownership stake.

On the other side of the ledger, CNET Networks and Yahoo! were detractors from fund performance in the first half of the year. CNET’s growth slowed as its principal advertisers in both the PC chain and video game publishers cut advertising commitments beyond the company’s ability to grow its non-endemic advertiser base. After lowering growth expectations, the company came under investigation for prior stock option issuance. While the latter is a significant event, we continue to believe that the underlying fundamentals offer strong long-term asset value that the market will focus on once again. As for Yahoo!, the company continued to lose search market share to Google in both usage and revenue. Our investment in this stock is driven by its strength as a global Internet destination and its leadership in branded advertising, which remains strong. We continue to monitor its efforts in the search marketplace, but at this point we believe overall growth in global online advertising should be robust enough for both Yahoo! and Google. We intend to watch closely each company’s innovation, market share, and financial performance going forward.

Good stock selection in the weak telecommunications equipment sector also boosted fund performance. Nokia, the world’s largest maker of mobile phones, benefited from increased appreciation of its strength in emerging markets, including India and China, as well as its improving product portfolio in developed countries.

The telecommunication services sector was the largest negative contributor to relative performance during the period due to an underweight in one of the best-performing areas of the market. (It is worth stating that we use our best ideas when selecting stocks, and our weighting in one sector or another versus that of the benchmark is a secondary consideration. After we have selected stocks for the portfolio, we take a top-down look at sector weightings to see how we are strategically positioned compared with the benchmark.) At this point, we have decided to be underweight in telecom as a result of better opportunities outside this area.

Stock selection in telecommunications partly offset the underweighting. Positions in wireless tower operators American Tower Systems and Crown Castle International worked well. We continue to recognize the growth of mobile voice and data communications and believe that these high-quality business models present attractive ways of participating.

At the end of June, 46% of the portfolio was invested in media compared with 39% at the end of December, 41% was in telecom services compared with 46% six months ago, and the remaining 13% was allocated mostly to software and telecom equipment. The portfolio’s major holdings included American Tower Systems, Crown Castle International, Lamar Advertising, Telus, and Rogers Communications.

OUTLOOK

In our view, the global economy should continue to grow through the rest of the year, albeit at slower rates than in the recent past. Companies are flush with cash, which is likely to spur increased corporate spending and economic growth. The Federal Reserve appears to be nearing an end to its long cycle of monetary tightening. We also expect more cash to be returned to shareholders through dividends and stock repurchases during the year. Our main concerns are those mentioned earlier: persistently high energy prices and higher interest rates, which have slowed down the housing boom and driven up the cost of short-term debt, threatening to choke off demand; and the outbreak of war in the Middle East and other global hot spots.

That said, our focus remains on our sectors of the market rather than on the vagaries of international politics. Within the media and telecommunications industries, we believe the rapid pace of technological change presents us with attractive investment opportunities. We will attempt to identify sound investments in durable companies positioned to prosper from the trends we discussed, while remaining disciplined in our assessment of corporate management, underlying economics, and share price valuations.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

P. Robert Bartolo

Henry M. Ellenbogen
Cochairmen of the fund’s Investment Advisory Committee

July 21, 2006

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in media and telecommunications industries are subject to the risks of rapid obsolescence, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependence on patent and copyright protection.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 98.8%		
HARDWARE 1.8%		
Enterprise Hardware 1.8%		
Harman International	134,000	11,439
Rackable Systems (1)	241,000	9,517
Total Hardware		20,956
IT SERVICES 1.9%		
IT Services 1.9%		
Amdocs (1)	225,000	8,235
CDNetworks (KRW) (1)	100,200	3,596
Equinix (1)	131,500	7,214
Iron Mountain (1)	78,000	2,916
Total IT Services		21,961
MEDIA 44.8%		
Advertising 0.7%		
Omnicom	97,200	8,660
		8,660
Broadcasting 2.6%		
Grupo Televisa ADR	680,000	13,131
Television Francaise (EUR)	130,000	4,236
Univision Communications, Class A (1)	400,200	13,407
		30,774
Cable/Satellite 3.5%		
Cablevision Systems, Class A (1)	115,000	2,466
Comcast, Class A (1)	447,000	14,635
EchoStar Communications, Class A (1)	774,000	23,847
		40,948
Gaming 7.0%		
International Game Technology	1,111,000	42,151
Shuffle Master (1)	94,000	3,081

Wynn Resorts (1)	512,000	37,530
		82,762
Internet 16.2%		
Amazon.com (1)	348,000	13,461
Baidu.com ADR (1)	106,000	8,748
Blue Nile (1)	160,000	5,146
CNET Networks (1)	1,192,000	9,512
Daum Communications (KRW) (1)	118,099	5,091
Digitas (1)	106,000	1,232
Google, Class A (1)	110,000	46,126
Liquidity Services (1)	280,000	4,360
Monster Worldwide (1)	181,000	7,721
NCsoft (KRW) (1)	100,000	5,744
NDS ADR (1)	65,800	3,063
NHN (KRW) (1)	26,000	9,044
priceline.com (1)	117,000	3,494
SAVVIS (1)	440,601	13,046
Sina (1)	194,000	4,846
Tencent Holdings (HKD)	7,627,000	16,104
The Knot (1)	322,966	6,760
Yahoo! (1)	797,000	26,301
		189,799
Media & Entertainment 7.0%		
Carnival	253,000	10,560
Discovery Holdings, Series A (1)	529,571	7,748
Disney	367,000	11,010
Liberty Media Capital, Class A (1)	110,100	9,223
Liberty Media Interactive, Class A (1)	228,900	3,951
Live Nation (1)	184,000	3,746
Naspers (N shares) (ZAR)	400,000	6,805
Sun TV (INR) (1)	116,255	2,521
Time Warner	483,000	8,356

Viacom, Class B (1)	520,000	18,637
		82,557
Publishing 1.2%		
McGraw-Hill	173,000	8,690
Scripps, Class A	115,000	4,961
		13,651
Radio/Outdoor Advertising 6.6%		
Clear Channel Outdoor, Class A (1)	500,000	10,480
Lamar Advertising (1)	1,237,000	66,625
		77,105
Total Media		526,256
SEMICONDUCTORS 1.3%		
Digital Semiconductors 1.3%		
Atheros Communications (1)	118,000	2,237
Conexant Systems (1)	890,000	2,225
Marvell Technology Group (1)	241,000	10,684
Total Semiconductors		15,146
SOFTWARE 4.4%		
Applications Software 3.6%		
Checkfree (1)	185,000	9,168
NAVTEQ (1)	632,000	28,238
Tele Atlas (EUR) (1)	257,300	5,425
		42,831
Consumer Software 0.8%		
Gameloft (EUR) (1)	440,000	3,256
Ubisoft Entertainment (EUR) (1)	120,000	5,796
		9,052
Total Software		51,883

TELECOM EQUIPMENT 3.6%		
Wireless Equipment 1.8%		
Nokia (EUR)	870,000	17,743
Nokia ADR	125,000	2,533
		20,276
Wireline Equipment 1.8%		
Garmin	56,000	5,905
Juniper Networks (1)	673,000	10,761
TomTom (EUR) (1)	118,000	4,585
		21,251
Total Telecom Equipment		41,527
TELECOM SERVICES 40.7%		
Competitive Local Exchange Carriers 0.9%		
Cogent Communications (1)	551,000	5,163
Time Warner Telecom, Class A (1)	387,000	5,747
		10,910
Wireless - Domestic 17.4%		
Alltel	111,000	7,085
American Tower Systems, Class A (1)	2,685,000	83,557
Crown Castle International (1)	2,010,000	69,426
Global Signal, REIT	80,000	3,706
Ntelos (1)	463,000	6,690
SBA Communications (1)	449,900	11,760
Sprint Nextel	533,000	10,655
U.S. Cellular (1)	188,700	11,435
		204,314
Wireless - International 16.3%		
Advanced Info Services (THB)	2,322,000	5,476
America Movil ADR, Series L	1,449,000	48,194
Bharti Airtel (INR) (1)	3,778,000	32,614

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $903,936)	$ 1,164,723
Affiliated companies (cost $3,935)	3,935
Total investments in securities	1,168,658
Receivable for investment securities sold	13,376
Receivable for shares sold	1,621
Dividends and interest receivable	1,122
Other assets	1,198
Total assets	1,185,975
Liabilities	
Payable for investment securities purchased	9,237
Payable for shares redeemed	702
Investment management fees payable	620
Due to affiliates	130
Other liabilities	1,324
Total liabilities	12,013
NET ASSETS	$ 1,173,962
Net Assets Consist of:	
Undistributed net investment loss	$ (792)
Undistributed net realized loss	(56,156)
Net unrealized gain	260,757
Paid-in capital applicable to 32,471,075 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	970,153
NET ASSETS	$ 1,173,962
NET ASSET VALUE PER SHARE	$ 36.15

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($ 000s)

		6 Months Ended 6/30/06
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes and fees $251)	$	3,971
Interest		209
Securities lending		92
Total income		4,272
Expenses		
Investment management		3,770
Shareholder servicing		1,054
Custody and accounting		89
Prospectus and shareholder reports		63
Proxy and annual meeting		43
Registration		38
Legal and audit		12
Directors		6
Miscellaneous		8
Total expenses		5,083
Expenses paid indirectly		(19)
Net expenses		5,064
Net investment loss		(792)
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		51,777
Foreign currency transactions		(45)
Net realized gain		51,732
Change in net unrealized gain (loss)		
Securities		28,478
Other assets and liabilities denominated in foreign currencies		(28)
Change in net unrealized gain		28,450
Net realized and unrealized gain		80,182
INCREASE IN NET ASSETS FROM OPERATIONS	$	79,390

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $76,000 for the six months ended June 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2006, approximately 18% of the fund’s net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $462,784,000 and $396,108,000, respectively, for the six months ended June 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2005, the fund had $107,824,000 of unused capital loss carryforwards that expire in 2010.

At June 30, 2006, the cost of investments for federal income tax purposes was $907,871,000. Net unrealized gain aggregated $260,757,000 at period-end, of which $288,424,000 related to appreciated investments and $27,666,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries, which is payable prior to repatriation of sale proceeds. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2006, the fund had a tax refund receivable of less than $1,000, no deferred tax liabilities, or foreign capital loss carryforwards attributable to foreign securities.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2006, expenses incurred pursuant to these service agreements were $33,000 for Price Associates, $660,000 for T. Rowe Price Services, Inc., and $148,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended June 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $213,000, and the value of shares of the T. Rowe Price Reserve Funds held at June 30, 2006, and December 31, 2005, was $3,935,000 and $17,396,000, respectively.

As of June 30, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 85,652 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2006